Net Loss per Share	9 Months Ended
Sep. 30, 2014
Earnings Per Share [Abstract]
Net Loss per Share
13.	Net Loss per Share

Net loss per share for all periods presented is based on the equity structure of the legal acquirer, which assumes Common Stock is outstanding and reflects on a retrospective basis for all periods presented the conversion of Corindus, Inc.’s Preferred Stock and Common Stock into the Company’s Common Stock.

Basic net loss per share is computed by dividing net loss by the weighted average shares of common stock outstanding for each period, which is also presented on the consolidated statements of operations. Diluted net loss per share is calculated by dividing net loss by the weighted average shares of common stock outstanding for each period, including the effect of potentially dilutive securities such as options and warrants.

The Company’s potential dilutive securities, which include stock options and warrants to purchase common stock were excluded from the computation of diluted net loss per share as the effect would have been to reduce the net loss per share. Therefore, the weighted-average number of common shares outstanding was the same for both basic and diluted net loss per share. The following common stock equivalents were excluded from the calculation of diluted net loss per share for the periods indicated because including them would have had an anti-dilutive effect:

	Years Ended December 31,		Nine Months Ended September 30,
	2012	2013	2013	2014
			(unaudited)
Options to purchase common shares	7,559,950	8,548,357	8,396,520	8,723,897
Common stock share warrants	4,852,351	4,852,351	4,852,351	5,029,865
Total	12,412,301	13,400,708	13,248,871	13,753,762